Exhibit 8.1
List of Entities as at December 31, 2023

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP 100% UNLESS NOTED
1.	Atlas Corp.	Republic of Marshall Islands	Poseidon Corp.
2.	Atlas Ventures Corp.	Republic of Marshall Islands	Atlas Corp.
3.	Seaspan Corporation	Republic of Marshall Islands	Atlas Corp.
4.	Seaspan Management Services Limited	Bermuda	Seaspan Corporation
5.	Seaspan Advisory Services Limited	Bermuda	Seaspan Management Services Limited
6.	Seaspan Ship Management Ltd.	British Columbia	Seaspan Management Services Limited
7.	Seaspan Capital Ltd.	British Columbia	Seaspan Ship Management Ltd.
8.	Seaspan Crew Management Ltd.	Bahamas	Seaspan Ship Management Ltd.
9.	Seaspan Crew Management India Private Limited	India	Seaspan Ship Management Ltd. owns 0.01% and Seaspan Crew Management Ltd. owns 99.99%
10.	Seaspan Investment I Ltd.	Republic of Marshall Islands	Seaspan Corporation
11.	Seaspan YZJ 983 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
12.	Seaspan YZJ 985 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
13.	Seaspan 1037 Ltd.	Republic of Marshall Islands	Seaspan Corporation
14.	Seaspan Holding 140 Ltd.	Republic of Marshall Islands	Seaspan Corporation
15.	Seaspan 140 Ltd.	Republic of Marshall Islands	Seaspan Holding 140 Ltd.
16.	Seaspan (Asia) Corporation	Republic of Marshall Islands	Seaspan Corporation
17.	Seaspan Containership 2180 Ltd.	Republic of Marshall Islands	Seaspan (Asia) Corporation
18.	Seaspan Containership 2181 Ltd.	Republic of Marshall Islands	Seaspan (Asia) Corporation
19.	Seaspan Containership S452 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
20.	Seaspan Holdco II Ltd.	Republic of Marshall Islands	Seaspan Corporation
21.	Seaspan Holdco III Ltd. Ltd.	Republic of Marshall Islands	Seaspan Corporation
22.	Seaspan Holdco VI Ltd.	Republic of Marshall Islands	Seaspan Corporation
23.	Seaspan Holdco VII Ltd.	Republic of Marshall Islands	Seaspan Corporation
24.	Seaspan Holdco VIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
25.	Seaspan Holdco IX Ltd.	Republic of Marshall Islands	Seaspan Corporation
26.	Seaspan Holdco X Ltd.	Republic of Marshall Islands	Seaspan Corporation
27.	Seaspan Holdco XI Ltd.	Republic of Marshall Islands	Seaspan Corporation
28.	Seaspan Holdco XII Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
29.	Seaspan Holdco XIII Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
30.	Seaspan Holdco XIV Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
31.	Seaspan Holdco XV Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
32.	Seaspan Holdco XVI Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
33.	Seaspan Holdco XVII Pte. Ltd.	Singapore	Seaspan Holdco III Ltd.
34.	Seaspan Holdco XVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation

35.	Seaspan Holdco XIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
36.	Seaspan Holdco XX Ltd.	Republic of Marshall Islands	Seaspan Corporation
37.	Seaspan Holdco XXI Ltd.	Republic of Marshall Islands	Seaspan Corporation
38.	Seaspan Holdco XXII Ltd.	Republic of Marshall Islands	Seaspan Corporation
39.	Seaspan Holdco XXIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
40.	Seaspan Holdco XXIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
41.	Seaspan Holdco XXV Ltd.	Republic of Marshall Islands	Seaspan Corporation
42.	Seaspan Holdco XXVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
43.	Seaspan Holdco XXVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
44.	Seaspan Holdco XXVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
45.	Seaspan Holdco XXIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
46.	Seaspan Holdco XXX Ltd.	Republic of Marshall Islands	Seaspan Corporation
47.	Seaspan Holdco XXXI Ltd.	Republic of Marshall Islands	Seaspan Corporation
48.	Seaspan Holdco XXXII Ltd.	Republic of Marshall Islands	Seaspan Corporation
49.	Seaspan Holdco XXXIII Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
50.	Seaspan Holdco XXXIV Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
51.	Seaspan Holdco XXXV Ltd.	Republic of Marshall Islands	Seaspan Corporation
52.	Seaspan Holdco XXXVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
53.	Seaspan Holdco XXXVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
54.	Seaspan Holdco XXXVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
55.	Seaspan Holdco XXXIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
56.	Seaspan Holdco XL Ltd.	Republic of Marshall Islands	Seaspan Corporation
57.	Seaspan Holdco XLI Ltd.	Republic of Marshall Islands	Seaspan Corporation
58.	Seaspan Holdco XLII Ltd.	Republic of Marshall Islands	Seaspan Corporation
59.	Seaspan Holdco XLIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
60.	Seaspan Holdco XLIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
61.	Seaspan Holdco XLV Ltd.	Republic of Marshall Islands	Seaspan Corporation
62.	Seaspan Holdco XLVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
63.	Seaspan Holdco XLVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
64.	Seaspan Holdco XLVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
65.	Seaspan Holdco XLIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
66.	Seaspan Holdco L Ltd.	Republic of Marshall Islands	Seaspan Corporation
67.	Seaspan Holdco LI Ltd.	Republic of Marshall Islands	Seaspan Corporation
68.	Seaspan Holdco LII Ltd.	Republic of Marshall Islands	Seaspan Corporation
69.	Seaspan Holdco LIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
70.	Seaspan Holdco LIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
71.	Seaspan Holdco LV Ltd.	Republic of Marshall Islands	Seaspan Corporation
72.	Seaspan Holdco LVI Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.

73.	Seaspan Holdco LVII Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
74.	Seaspan Holdco LVIII Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
75.	Seaspan Holdco LIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
76.	Seaspan Holdco LX Ltd.	Republic of Marshall Islands	Seaspan Corporation
77.	Seaspan Holdco LXI Ltd.	Republic of Marshall Islands	Seaspan Corporation
78.	Seaspan Holdco LXII Ltd.	Republic of Marshall Islands	Seaspan Corporation
79.	Seaspan Holdco LXIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
80.	Seaspan Holdco LXIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
81.	Seaspan Holdco LXV Ltd.	Republic of Marshall Islands	Seaspan Corporation
82.	Seaspan Holdco LXVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
83.	Seaspan Containership 145 Ltd.	Republic of Marshall Islands	Seaspan Corporation
84.	Seaspan Containership 146 Ltd.	Republic of Marshall Islands	Seaspan Corporation
85.	Seaspan Containership 147 Ltd.	Republic of Marshall Islands	Seaspan Corporation
86.	Seaspan Containership I Ltd.	Republic of Marshall Islands	Seaspan Corporation
87.	Seaspan Containership II Ltd.	Republic of Marshall Islands	Seaspan Corporation
88.	Seaspan Containership III Ltd.	Republic of Marshall Islands	Seaspan Corporation
89.	Seaspan Containership IV Ltd.	Republic of Marshall Islands	Seaspan Corporation
90.	Seaspan Containership V Ltd.	Republic of Marshall Islands	Seaspan Corporation
91.	Seaspan Containership VI Ltd.	Republic of Marshall Islands	Seaspan Corporation
92.	Seaspan Containership VII Ltd.	Republic of Marshall Islands	Seaspan Corporation
93.	Seaspan Containership VIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
94.	Seaspan Containership IX Ltd.	Republic of Marshall Islands	Seaspan Corporation
95.	Seaspan Containership X Ltd.	Republic of Marshall Islands	Seaspan Corporation
96.	Seaspan Containership XI Ltd.	Republic of Marshall Islands	Seaspan Corporation
97.	Seaspan Containership XII Ltd.	Republic of Marshall Islands	Seaspan Corporation
98.	Seaspan Containership XIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
99.	Seaspan Containership XIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
100.	Seaspan Containership XV Ltd.	Republic of Marshall Islands	Seaspan Corporation
101.	Seaspan Containership 2049 Ltd.	Republic of Marshall Islands	Seaspan Corporation
102.	Seaspan Containership 2050 Ltd.	Republic of Marshall Islands	Seaspan Corporation
103.	Seaspan Containership 1344 Ltd.	Republic of Marshall Islands	Seaspan Corporation
104.	Seaspan Containership 1345 Ltd.	Republic of Marshall Islands	Seaspan Corporation
105.	Seaspan Containership 1346 Ltd.	Republic of Marshall Islands	Seaspan Corporation
106.	Seaspan Containership 1347 Ltd.	Republic of Marshall Islands	Seaspan Corporation
107.	Seaspan Containership 1369 Ltd.	Republic of Marshall Islands	Seaspan Corporation
108.	Seaspan Containership 1370 Ltd.	Republic of Marshall Islands	Seaspan Corporation
109.	Seaspan Containership 1371 Ltd.	Republic of Marshall Islands	Seaspan Corporation
110.	Seaspan Containership 1372 Ltd.	Republic of Marshall Islands	Seaspan Corporation

111.	Seaspan Containership 1373 Ltd.	Republic of Marshall Islands	Seaspan Corporation
112.	Seaspan Containership 1384 Ltd.	Republic of Marshall Islands	Seaspan Corporation
113.	Seaspan Containership 1385 Ltd.	Republic of Marshall Islands	Seaspan Corporation
114.	Seaspan Containership 1386 Ltd.	Republic of Marshall Islands	Seaspan Corporation
115.	Seaspan Containership 1387 Ltd.	Republic of Marshall Islands	Seaspan Corporation
116.	Seaspan Containership 1388 Ltd.	Republic of Marshall Islands	Seaspan Corporation
117.	Seaspan Containership 1389 Ltd.	Republic of Marshall Islands	Seaspan Corporation
118.	Seaspan Containership 1390 Ltd.	Republic of Marshall Islands	Seaspan Corporation
119.	Seaspan Containership 1394 Ltd.	Republic of Marshall Islands	Seaspan Corporation
120.	Seaspan Containership 1395 Ltd.	Republic of Marshall Islands	Seaspan Corporation
121.	Seaspan Containership 1396 Ltd.	Republic of Marshall Islands	Seaspan Corporation
122.	Seaspan Containership 1397 Ltd.	Republic of Marshall Islands	Seaspan Corporation
123.	Seaspan Containership 1398 Ltd.	Republic of Marshall Islands	Seaspan Corporation
124.	Seaspan Containership H1562 Ltd.	Republic of Marshall Islands	Seaspan Corporation
125.	Seaspan Containership H1563 Ltd.	Republic of Marshall Islands	Seaspan Corporation
126.	Seaspan Containership H1564 Ltd.	Republic of Marshall Islands	Seaspan Corporation
127.	Seaspan Containership H1565 Ltd.	Republic of Marshall Islands	Seaspan Corporation
128.	Seaspan Containership H1566 Ltd.	Republic of Marshall Islands	Seaspan Corporation
129.	Seaspan Containership H1567 Ltd.	Republic of Marshall Islands	Seaspan Corporation
130.	Seaspan Containership H1568 Ltd.	Republic of Marshall Islands	Seaspan Corporation
131.	Seaspan Containership H1569 Ltd.	Republic of Marshall Islands	Seaspan Corporation
132.	Seaspan Containership H1570 Ltd.	Republic of Marshall Islands	Seaspan Corporation
133.	Seaspan Containership H1571 Ltd.	Republic of Marshall Islands	Seaspan Corporation
134.	Seaspan 696C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
135.	Seaspan 716C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
136.	Seaspan 717C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
137.	Seaspan 718C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
138.	Seaspan 719C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
139.	Seaspan 720C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
140.	Seaspan 721C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
141.	Seaspan 722C Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
142.	Seaspan 993 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
143.	Seaspan 1105 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
144.	Seaspan 1539 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
145.	Seaspan 1540 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
146.	Seaspan 1541 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
147.	Seaspan 1542 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
148.	Seaspan 1543 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.

149.	Seaspan 1550 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
150.	Seaspan 1551 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
151.	Seaspan 1552 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
152.	Seaspan 1566 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
153.	Seaspan 1568 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
154.	Seaspan 1854 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
155.	Seaspan 1855 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
156.	Seaspan 2177 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
157.	Seaspan 2638 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
158.	Seaspan 2640 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
159.	Seaspan 2180 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
160.	Seaspan 2181 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
161.	Seaspan 3278 Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
162.	Greater China Intermodal Investments LLC	Republic of Marshall Islands	Seaspan Investment I Ltd.
163.	GC Intermodal Holding Company I, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
164.	GC Intermodal Intermediate Holding Company I, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company I, Ltd.
165.	GC Intermodal I, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
166.	GC Intermodal Holding Company II, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
167.	GC Intermodal Intermediate Holding Company II, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company II, Ltd.
168.	GC Intermodal II, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company II, Ltd.
169.	GC Intermodal Holding Company III, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
170.	GC Intermodal Intermediate Holding Company III, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company III, Ltd.
171.	GC Intermodal III, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company III, Ltd.
172.	GC Intermodal Holding Company IV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
173.	GC Intermodal Intermediate Holding Company IV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company IV, Ltd.
174.	GC Intermodal IV, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
175.	GC Intermodal Holding Company V, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
176.	GC Intermodal Intermediate Holding Company V, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company V, Ltd.
177.	GC Intermodal V, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
178.	GC Intermodal Holding Company VI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
179.	GC Intermodal Intermediate Holding Company VI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company VI, Ltd.
180.	GC Intermodal VI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
181.	GC Intermodal Holding Company IX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
182.	GC Intermodal Intermediate Holding Company IX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company IX, Ltd.
183.	GC Intermodal IX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
184.	GC Intermodal Holding Company X, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
185.	GC Intermodal Intermediate Holding Company X, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company X, Ltd.
186.	GC Intermodal X, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%

187.	GC Intermodal Holding Company XI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
188.	GC Intermodal Intermediate Holding Company XI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XI, Ltd.
189.	GC Intermodal XI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
190.	GC Intermodal Holding Company XII, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
191.	GC Intermodal Intermediate Holding Company XII, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XII, Ltd.
192.	GC Intermodal XII, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd.
193.	GC Intermodal Holding Company XIV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
194.	GC Intermodal Intermediate Holding Company XIV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XIV, Ltd.
195.	GC Intermodal XIV, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XIV, Ltd.
196.	GC Intermodal Holding Company XV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
197.	GC Intermodal Intermediate Holding Company XV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XV, Ltd.
198.	GC Intermodal XV, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
199.	GC Intermodal Holding Company XVI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
200.	GC Intermodal Intermediate Holding Company XVI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XVI, Ltd.
201.	GC Intermodal XVI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
202.	GC Intermodal Holding Company XVII, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
203.	GC Intermodal Intermediate Holding Company XVII, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XVII, Ltd.
204.	GC Intermodal XVII, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XVII, Ltd.
205.	GC Intermodal Holding Company XIX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
206.	GC Intermodal Intermediate Holding Company XIX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XIX, Ltd.
207.	GC Intermodal XIX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
208.	GC Intermodal Holding Company XX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
209.	GC Intermodal Intermediate Holding Company XX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XX, Ltd.
210.	GC Intermodal XX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd. owns 100%
211.	GC Intermodal Holding Company XXI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
212.	GC Intermodal Intermediate Holding Company XXI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XXI, Ltd.
213.	GC Intermodal XXI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
214.	GC Intermodal Holding Company XXIV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
215.	GC Intermodal Intermediate Holding Company XXIV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XXIV, Ltd.
216.	GC Intermodal XXIV, Ltd.	Republic of Marshall Islands	Seaspan Holdco III Ltd.
217.	GC Intermodal Operating Company	Republic of Marshall Islands	Greater China Intermodal Investments LLC
218.	GC Intermodal Operating (HK) Limited	Hong Kong	GC Intermodal Operating Company
219.	Apple Bidco Limited	England	Atlas Corp. owns 100%
220.	APR Energy Limited	England	Apple Bidco Limited owns 100%
221.	APR Energy Holdings Limited	England	APR Energy Limited owns 100%
222.	APR Energy, USA	Florida	APR International, LLC owns 100%
223.	Power Rental Asset Co LLC	Florida	APR Energy Holdings Limited owns 100%
224.	Power Rental Asset Co Two LLC	Delaware	Power Rental Asset Co LLC owns 100%

225.	Power Rental Op Co Australia LLC	Delaware	Power Rental Asset Co LLC owns 100%
226.	Power Rental Op Co LLC	Florida	APR Energy Holdings Limited owns 100%
227.	APR Energy (Singapore) Private Limited	Singapore	APR Energy Holdings Limited owns 100%
228.	APR International, LLC	Florida	APR Energy Holdings Limited owns 100%
229.	APR Energy FZE	(Dubai) Jafza	APR International, LLC owns 100%
230.	APR Energy Bangladesh Limited	Bangladesh (Dhaka)	APR Energy Holdings Limited owns 99%, and APR International, LLC owns 1%
231.	APR Energy Spain S.L.U.	Madrid	APR Energy Holdings Limited owns 100%
232.	Falconbridge Services, LLC	Florida	APR International, LLC 100%
233.	APR Energy, LLC	Florida	APR International, LLC owns 100%
234.	APR Energy II LLC	Florida	APR International, LLC owns 100%
235.	APR Energy Guatemala S.A.	Guatemala City	APR Energy, LLC owns 50% and
APR International, LLC owns 50%
236.	PT APR Indonesia	Jakarta	APR Energy, LLC owns 0.95%;
APR International owns 94.05%; and PT Karya Cemerlang Semanan owns 5%
237.	APR Energy MEX S. de R.L. de C.V.	Mexico	APR Energy, LLC owns 99%; and APR International, LLC owns 1%
238.	Power Rental Op Puerto Rico LLC	Puerto Rico	APR Energy Holdings owns 100%
239.	APR Energy B.V.	Amsterdam, the Netherlands	APR Energy Holdings owns 100%
240.	APR Energy do Brasil Ltda.	Brasil	APR Energy B.V. Netherlands owns 100%
241.	APR Energy Holdings Ltd Libya Branch	Libya	APR Energy Holdings Limited (UK) owns 100%
242.	Power Rental Op Co LLC USVI Branch	Florida	Power Rental Op Co LLC (Florida) owns 100%
243.	Power Rental Op Co Australia LLC Australia Branch	Delaware	Power Rental Op Co Australia LLC (Delaware) owns 100%
244.	APR Energy, LLC Botswana Branch	Botswana	APR Energy, LLC (Florida) owns 100%
245.	APR Project One DMCC	Dubai	APR Energy Holdings Limited 100%
246.	APR Holdco Two DMCC	Dubai	APR International, LLC owns 100%